UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023 (May 11, 2023)

EUDA Health Holdings Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40678	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Pemimpin Drive #12-07

One Pemimpin Singapore 576151

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +65 6268 6821

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	EUDA	NASDAQ Stock Market LLC

Redeemable Warrants	EUDAW	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a duly held meeting (the “Meeting”) of the Board of Directors (the “Board”) of EUDA Health Holdings Limited (the “Company”) on May 11, 2023, the Board approved a vote to remove David Capes as a director of the Company effective immediately. Prior to his removal, Mr. Capes served as Chairman of the Board, Chairman of the Audit Committee, and Chairman of the Corporate Governance and Nominating Committee. As a result of his removal as a director, Mr. Capes was also removed (i) as Chairman of the Board, (ii) as Chairman and member of the Audit Committee, and (iii) as Chairman and member of the Corporate Governance and Nominating Committee.

The circumstances that led to the removal of Mr. Capes as a director include the failure to follow and adhere to proper corporate formalities in calling, holding and presiding over meetings of the Board in accordance with the Company’s Amended and Restated Memorandum and Articles of Association and British Virgin Islands corporate law.

The Company has provided Mr. Capes with a copy of the disclosures made in this Current Report on Form 8-K (this “Form 8-K”). Further, the Company has provided Mr. Capes with the opportunity to furnish to the Company as promptly as possible a letter addressed to the Company stating whether he agrees with the statements made by the Company in this Form 8-K and, if not, stating the respects in which he does not agree. The Company will file any letter received by the Company from Mr. Capes as an exhibit by amendment to this Form 8-K within two business days after any such letter is received.

At the Meeting, the Board appointed Mr. Lew Chern Yong (Eric) as Chairman of the Board, member and Chairman of the Audit Committee, and Chairman of the Corporate Governance and Nominating Committee, which appointments Mr. Lew accepted effective immediately.

As a result, the composition of the Board committees are as follows:

●	The Audit Committee consists of Eric Lew (Chairman), Alfred Lim, and Leonard Chia.
●	The Corporate Governance and Nominating Committee consists of Eric Lew (Chairman), Alfred Lim, and Leonard Chia.
●	The Compensation Committee consists of Alfred Lim (Chairman), Eric Lew, and Leonard Chia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2023

EUDA Health Holdings Limited

By:	/s/ Wei Wen Kelvin Chen
Name:	Wei Wen Kelvin Chen
Title:	Chief Executive Officer